Exhibit J(1)

DELAWARE LIFE INSURANCE COMPANY

POWER OF ATTORNEY

I, Dennis A. Cullen, hereby constitute and appoint Michael S. Bloom, Kenneth N. Crowley, Maura A. Murphy, and Christine McGeough, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of DELAWARE LIFE INSURANCE COMPANY (File No. 333-65048) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Dennis A. Cullen
Dennis A. Cullen

Dated: July 31, 2015

Futurity Corporate VUL

DELAWARE LIFE INSURANCE COMPANY

POWER OF ATTORNEY

I, David E. Sams, Jr., hereby constitute and appoint Michael S. Bloom, Kenneth N. Crowley, Maura A. Murphy, and Christine McGeough, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of DELAWARE LIFE INSURANCE COMPANY (File No. 333-65048) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ David E. Sams, Jr.
David E. Sams, Jr.

Dated: July 31, 2015

Futurity Corporate VUL

DELAWARE LIFE INSURANCE COMPANY

POWER OF ATTORNEY

I, Michael K. Moran, hereby constitute and appoint Michael S. Bloom, Kenneth N. Crowley, Maura A. Murphy, and Christine McGeough, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of DELAWARE LIFE INSURANCE COMPANY (File No. 333-65048) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Michael K. Moran
Michael K. Moran

Dated: July 31, 2015

Futurity Corporate VUL

DELAWARE LIFE INSURANCE COMPANY

POWER OF ATTORNEY

I, Daniel J. Towriss, hereby constitute and appoint Michael S. Bloom, Kenneth N. Crowley, Maura A. Murphy, and Christine McGeough, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of DELAWARE LIFE INSURANCE COMPANY (File No. 333-65048) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Daniel J. Towriss
Daniel J. Towriss

Dated: July 31, 2015

Futurity Corporate VUL